Summary Prospectus and Prospectus Supplement Non-U.S. Intrinsic Value Fund

Supplement dated June 24, 2023 ■ Summary Prospectus and Prospectus dated April 1, 2023

The changes below will be effective as of July 1, 2023.

The following replaces the Portfolio Managers section in the summary prospectus and on page 5 of the prospectus:

Portfolio Managers
Jonathan Veiga, CFA, Portfolio Manager and Senior Investment Analyst, has been a member of the team that manages the fund since the fund’s inception in 2018.
Bert Whitson, CFA, Portfolio Manager and Senior Investment Analyst, has been a member of the team that manages the fund since the fund’s inception in 2018.

The following replaces the entry for The Fund Management Team section on page 11 in the prospectus:

The Fund Management Team
The advisor uses teams of portfolio managers and analysts to manage funds. The teams meet regularly to review portfolio holdings and discuss purchase and sale activity. Team members buy and sell securities for the fund as they see fit, guided by the fund’s investment objective and strategy.
The portfolio managers on the investment team who are jointly and primarily responsible for the day-to-day management of the fund are identified below.
Jonathan Veiga
Mr. Veiga, Portfolio Manager and Senior Investment Analyst, has been a member of the team that manages the fund since the fund’s inception in 2018. He joined American Century Investments in 2017 as a senior investment analyst and became a portfolio manager in 2019. Prior to joining American Century, he was a research analyst at Lombardia Capital Partners. He has a bachelor’s degree in business administration from the University of Southern California. He is a CFA charterholder.
Bert Whitson
Mr. Whitson, Portfolio Manager and Senior Investment Analyst, has been a member of the team that manages the fund since the fund’s inception in 2018. He joined American Century Investments in 2017 as a senior investment analyst and became a portfolio manager in 2019. Prior to joining American Century, he was a senior research analyst at Lombardia Capital Partners. He has a bachelor’s degree in finance and economics from California State University and an MBA from Columbia Business School. He is a CFA charterholder.
The statement of additional information provides additional information about the accounts managed by the portfolio managers, the structure of their compensation, and their ownership of fund securities.

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